Exhibit 32

Certification  of  Pennsylvania  Commerce  Bancorp,  Inc.  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of title 18 of the United States Code), each of the undersigned officers of Pennsylvania Commerce Bancorp, Inc. (the "Company") does hereby certify with respect to the Annual Report of the company on Form 10-K for the period ended December 31, 2004 (the "Report"), that:

         o The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

         o The information contained in the report fairly represents, in all material respects, the Company's financial condition and results of operations.



/s/ Gary L. Nalbandian
--------------------------------
Gary L. Nalbandian,
Chief Executive Officer






/s/ Mark A. Zody
--------------------------------
Mark A. Zody,
Chief Financial Officer




Dated:   March 31, 2005

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.





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